Exhibit 99.2

3rd Quarter 2013 Financial Results Presentation

November 7, 2013

Disclaimer

Forward Looking Statements

This presentation may contain “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,”“will,”“should,”“could,”“would,” “plan,”“potential,”“estimate,”“project,”“believe,” “intend,” “anticipate,”“expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Use of Non GAAP Financial Measures

The Company utilized non GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and six months ended June 30, 2013. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these no-n GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s financial performance.

Market Overview

Domestic Equity Flows

Equity Risk Premium

Chairman’s Comments

“Despite the fact that the industry reflected muted client activity during the summer months, we are pleased with our third quarter results. Year over year, revenues are up 19% and core net income from continuing operations is up 18%, both reflecting the strength of our balanced business model.

We have had a very encouraging start to our 4th quarter. We remain focused on serving our clients and are well positioned to capitalize on the opportunities ahead.”

Financial Results

Stifel Financial Corp. Results
Three months ended September 30, 2013

($ in thousands, except per share amounts)	Three Months Ended September 30, 2013			Three Months Ended			
	Non-GAAP	Non-Core [(1)]	GAAP	9/30/12 [(2)]	% Change	6/30/13	% Change
Total revenues	**$ 491,169**	$ (995)	**$ 490,174**	$ 420,061	***16.9%***	$ 508,022	***(3.3%)***
Interest expense	**11,535**	-	**11,535**	5,904	***95.4%***	12,608	***(8.5%)***
Net revenues	**479,634**	(995)	**478,639**	414,157	***15.8%***	$ 495,414	***(3.2%)***
Compensation and benefits	**297,374**	28,646	**326,020**	264,458	***12.4%***	311,228	***(4.5%)***
Non-comp operating expenses	**116,816**	4,795	**121,611**	88,525	***32.0%***	108,964	***7.2%***
Total non-interest expenses	**414,190**	33,441	**447,631**	352,983	***17.3%***	420,192	***(1.4%)***
Income from continuing operations before income taxes	**65,444**	(34,436)	**31,008**	61,174	***7.0%***	75,222	***(13.0%)***
Provision for income taxes	**25,795**	(69,716)	**(43,921)**	23,740	***8.7%***	30,089	***(14.3%)***
Net income from continuing operations	**$ 39,649**	$ 35,280	**$ 74,929**	$ 37,434	***5.9%***	$ 45,133	***(12.2%)***
Discontinued operations:							
Income/(loss) from discontinued operations, net	**-**	(5,239)	**(5,239)**	276	***nm***	(1,481)	***(100.0%)***
Net income	**$ 39,649**	$ 30,041	**$ 69,690**	$ 37,710	***5.1%***	$ 43,652	***(9.2%)***
Earnings per diluted common share:							
Income from continuing operations	**$ 0.53**	**$ 0.47**	**$ 1.00**	$ 0.60	***(11.7%)***	$ 0.61	***(13.1%)***
Income/(loss) from discontinued operations	**-**	**(0.07)**	**$ (0.07)**	-		(0.02)	
Earnings per diluted common share	**$ 0.53**	**$ 0.40**	**$ 0.93**	$ 0.60	***(11.7%)***	$ 0.59	***(10.2%)***
Weighted average number of shares outstanding:							
Diluted	**75,191**		**75,191**	63,054	***19.2%***	74,090	***1.5%***
Ratios to net revenues:							
Compensation and benefits	**62.0%**		**68.1%**	63.8%		62.8%	
Non-comp operating expenses	**24.4%**		**25.4%**	21.4%		22.0%	
Income from continuing operations before income taxes	**13.6%**		**6.5%**	14.8%		15.2%	

STIFEL

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit.

(2) Core (non-GAAP) results for the three months ended September 30, 2012 are the same as GAAP results.

5

Unusual Items

Merger-Related Expenses, Discontinued Ops, & U.S. Tax Benefit

Three Months Ended

6/30/13 9/30/13 12/31/13

($ in thousands) Estimate Actual Estimate Actual Estimate

Net Revenues $ (995)

Operating expenses:

Compensation - merger?related (1) $ 6,200 $ 6,000 $ 2,500 $ 7,744 $ -

Compensation - KFI retention - - 22,000 20,902

Compensation and Benefits 6,200 6,000 24,500 28,646 -

Non?Compensation Operating Expenses 6,800 15,000 5,000 4,795 -

Total estimated non?core operating expenses - Acquisition-related $ 13,000 $ 21,000 $ 29,500 $ 33,441 $ 8,000

Income from continuing operations before income taxes (34,436)

Provision for income taxes (2) (69,716)

Net income from continuing operations 35,280

Loss from discontinued operations, net (5,239)

Net income $ 30,041

Earnings per diluted common share $ 0.40

(1) Included in compensation expense is a $5.0 million compensation accrual as a result of the recognition of the U.S. tax benefit during the three months ended September 30, 2013.

(2) Included in the provision for income taxes is a U.S. tax benefit arising out of the Company’s investment in Stifel Nicolaus Canada, Inc. of $58.2 million.

Discontinued Operations

Three Months Ended Nine Months Ended

($ in thousands) 9/30/13 9/30/12 6/30/13 9/30/13 9/30/12

Net revenues $ 4,696 $ 5,923 $ 5,059 $ 12,930 $ 11,990

Non-interest expenses:

Restructuring expenses 5,516 - - 5,516 -

Operating expenses 4,418 5,420 6,435 14,341 16,581

Total non-interest expenses 9,934 5,420 6,435 19,857 16,581

Income from discontinued operations before income taxes (5,238) 503 (1,376) (6,927) (4,591)

Provision for income taxes 1 227 105 110 (1,198)

Income/(loss) from discontinued operations $ (5,239) $ 276 $ (1,481) $ (7,037) $ (3,393)

Stifel Financial Corp. Results
Nine months ended September 30, 2013

($ in thousands, except per share amounts)	Nine Months Ended September 30, 2013 Non-GAAP [1]	Non-Core	GAAP	Nine Months Ended 9/30/12 [2]	% Change
Total revenues	**$ 1,448,398**	$ (2,739)	**$ 1,445,659**	$ 1,207,598	***19.9%***
Interest expense	**34,738**	-	**34,738**	24,768	***40.3%***
Net revenues	**1,413,660**	(2,739)	**1,410,921**	1,182,830	***19.5%***
Compensation and benefits	**889,728**	68,451	**958,179**	751,992	***18.3%***
Non-comp operating expenses	**319,275**	26,226	**345,501**	261,442	***22.1%***
Total non-interest expenses	**1,209,003**	94,677	**1,303,680**	1,013,434	***19.3%***
Income from continuing operations before income taxes	**204,657**	(97,416)	**107,241**	169,396	***20.8%***
Provision for income taxes	**79,817**	(93,358)	**(13,541)**	67,384	***18.5%***
Net income from continuing operations	**$ 124,840**	$ (4,058)	**$ 120,782**	$ 102,012	***22.4%***
Discontinued operations:					
Loss from discontinued operations, net	**-**	(7,037)	**(7,037)**	(3,393)	***(100.0%)***
Net income	**$ 124,840**	$ (11,095)	**$ 113,745**	$ 98,619	***26.6%***
Earnings per diluted common share:					
Income from continuing operations	**$ 1.71**	$ (0.05)	**$ 1.66**	$ 1.62	***5.6%***
Loss from discontinued operations, net	**-**	(0.10)	**(0.10)**	(0.05)	***(100.0%)***
Earnings per diluted common share	**$ 1.71**	$ (0.15)	**$ 1.56**	**$ 1.57**	***8.9%***
Weighted average number of shares outstanding:					
Diluted	**72,851**		**72,851**	62,817	***16.0%***
Ratios to net revenues **:**					
Compensation and benefits	**62.9%**		**67.9%**	63.6%	
Non-comp operating expenses	**22.6%**		**24.5%**	22.1%	
Income from continuing operations before income taxes	**14.5%**		**7.6%**	14.3%	

STIFEL

(1) Non-core adjustments consist of a charges related to expensing stock awards issued as retention in connection with the acquisitions of KBW and the Knight Capital Fixed Income business and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit.

(2) Core (non-GAAP) results for the nine months ended September 30, 2012 are the same as GAAP results.

8

Source of Revenues

Three Months Ended Nine Months Ended

% % %

($ in thousands) 9/30/13 9/30/12 Change 6/30/13 Change 9/30/13 9/30/12 Change

Commissions $ 145,837 $ 125,509 16.2% $ 154,795(5.8%) $ 446,498 $ 370,107 20.6%

Principal transactions 122,583 102,474 19.6% 111,306 10.1% 341,153 311,420 9.5%

Brokerage revenues 268,420 227,983 17.7% 266,101 0.9% 787,651 681,527 15.6%

Capital raising 53,665 44,563 20.4% 71,737 (25.2%) 175,252 139,441 25.7%

Advisory 39,186 27,180 44.2% 47,706 (17.9%) 113,947 68,901 65.4%

Investment banking 92,851 71,743 29.4% 119,443 (22.3%) 289,199 208,342 38.8%

Asset mgt and service fees 76,710 62,881 22.0% 76,088 0.8% 221,711 189,010 17.3%

Other 13,063 31,094 (58.0%) 11,787 10.8% 45,269 49,991 (9.4%)

Total operating revenues 451,044 393,701 14.6% 473,419 (4.7%) 1,343,830 1,128,870 19.0%

Interest revenue 39,130 26,360 48.4% 32,893 19.0% 101,829 78,728 29.3%

Total revenues 490,174 420,061 16.7% 506,312 (3.2%) 1,445,659 1,207,598 19.7%

Interest expense 11,535 5,904 95.4% 12,634 (8.7%) 34,738 24,768 40.3%

Net revenues $ 478,639 $ 414,157 15.6% $ 493,678(3.0%) $ 1,410,921 $ 1,182,830 19.3%

Brokerage Revenues by Segment

Three Months Ended Nine Months Ended

% % %

($ in thousands) 9/30/13 9/30/12 Change 6/30/13 Change 9/30/13 9/30/12 Change

Private client group $ 158,085 $ 147,417 7.2% $ 160,889(1.7%) $ 477,367 $ 440,293 8.4%

Equity brokerage 58,677 34,994 67.7% 64,245 (8.7%) 172,187 112,648 52.9%

Fixed income brokerage 51,658 45,572 13.4% 40,939 26.2% 138,097 128,586 7.4%

Institutional brokerage 110,335 80,566 36.9% 105,184 4.9% 310,284 241,234 28.6%

Total Brokerage Revenues $ 268,420 $ 227,983 17.7% $ 266,073 0.9% $ 787,651 $ 681,527 15.6%

Core Non-Interest Expenses
Three months ended September 30, 2013

($ in thousands)	9/30/13 [1]	9/30/12	% Change	6/30/13	% Change	9/30/13 [1]	9/30/12	6/30/13
	Three Months Ended					% of Net revenues		
Net revenues	$ 479,634	$ 414,157	15.8%	$ 495,414	(3.2%)	100.0%	100.0%	100.0%
Compensation and benefits	275,503	246,730	11.7%	290,511	(5.2%)	57.4%	59.6%	58.6%
Transitional pay [2]	21,871	17,728	23.4%	20,717	5.6%	4.6%	4.3%	4.2%
Total compensation and benefits	297,374	264,458	12.4%	311,228	(4.5%)	62.0%	63.9%	62.8%
Occupancy and equipment rental	39,856	32,596	22.3%	37,768	5.5%	8.3%	7.9%	7.6%
Communication and office supplies	25,105	19,561	28.3%	24,124	4.1%	5.2%	4.7%	4.9%
Commissions and floor brokerage	9,775	7,842	24.6%	9,374	4.3%	2.0%	1.9%	1.9%
Other operating expenses	42,080	28,526	47.5%	37,698	11.6%	8.8%	6.9%	7.5%
Total non-comp operating expenses	116,816	88,525	32.0%	108,964	7.2%	24.4%	21.4%	22.0%
Total non-interest expense	414,190	352,983	17.3%	420,192	(1.4%)	86.4%	85.2%	84.8%
Income from continuing operations before income taxes	65,444	61,174	7.0%	75,222	(13.0%)	13.6%	14.8%	15.2%
Provision for income taxes	25,795	23,740	8.7%	30,089	(14.3%)	5.4%	5.6%	6.1%
Non-GAAP net income from continuing operations	$ 39,649	$ 37,434	5.9%	$ 45,133	(12.2%)	8.3%	9.0%	9.1%
Non-core expenses (after-tax)	35,280	-		(14,217)				
GAAP net income from continuing operations	$ 74,929	$ 37,434		$ 30,916				

(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and the U.S. tax benefit..

(2) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

STIFEL

11

Core Non-Interest Expenses
Nine months ended September 30, 2013

($ in thousands)	Nine Months Ended 9/30/13 [1]	Nine Months Ended 9/30/12	% Change	% of Net revenues 9/30/13 [1]	% of Net revenues 9/30/12
Net revenues	**$ 1,413,660**	$ 1,182,830	**19.5%**	***100.0%***	*100.0%*
Compensation and benefits	**826,314**	699,601	**18.1%**	***58.5%***	*59.1%*
Transitional pay [2]	**63,414**	52,391	**21.0%**	***4.5%***	*4.4%*
Total compensation and benefits	**889,728**	751,992	**18.3%**	***62.9%***	*63.6%*
Occupancy and equipment rental	**108,596**	94,776	**14.6%**	***7.7%***	*8.0%*
Communication and office supplies	**70,565**	60,115	**17.4%**	***5.0%***	*5.1%*
Commissions and floor brokerage	**27,599**	22,339	**23.5%**	***2.0%***	*1.9%*
Other operating expenses	**112,515**	84,212	**33.6%**	***8.0%***	*7.1%*
Total non-comp operating expenses	**319,275**	261,442	**22.1%**	***22.6%***	*22.1%*
Total non-interest expense	**1,209,003**	1,013,434	**19.3%**	***85.5%***	*85.7%*
Income from continuing operations before income taxes	**204,657**	169,396	**20.8%**	***14.5%***	*14.3%*
Provision for income taxes	**79,817**	67,384	**18.5%**	***5.6%***	*5.6%*
Non-GAAP net income from continuing operations	**$ 124,840**	$ 102,012	**22.4%**	***8.8%***	*8.6%*
Non-core expenses (after-tax)	(4,058)	-			
GAAP net income from continuing operations	**$ 120,782**	**$ 102,012**			

(1) Excludes non-core adjustments consisting of a charge related to expensing stock awards issued as retention in connection with the acquisitions of KBW and the Knight Capital Fixed Income business and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit.

(2) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

STIFEL

12

Segment Comparison -Core

Three Months Ended Nine Months Ended

% % %

(1)(1)

($ in thousands) 9/30/13 9/30/12 Change 6/30/13 Change 9/30/13 9/30/12 Change

Net revenues:

Global Wealth Management $ 274,669 $ 250,864 9.5% $ 282,717(2.8%) $ 824,344 $ 737,822 11.7%

Institutional Group 205,132 164,611 24.6% 215,443 (4.9%) 593,875 443,961 33.8%

Other (167) (1,318)(87.3%) (2,746)(93.9%) (4,559) 1,047 (535.4%)

$ 479,634 $ 414,157 15.8% $ 495,414(3.2%) $ 1,413,660 $ 1,182,830 19.5%

Operating contribution:

Global Wealth Management $ 72,128 $ 68,020 6.0% $ 78,924(8.6%) $ 220,551 $ 197,933 11.4%

Institutional Group 34,986 33,201 5.4% 31,082 12.6% 94,298 79,809 18.2%

Other (41,671) (40,047) 4.2% (34,784) 19.8% (110,192) (108,346) 1.8%

$ 65,443 $ 61,174 7.0% $ 75,222(13.0%) $ 204,657 $ 169,396 20.8%

(1) Core (non-GAAP) results for the three and nine months ended September 30, 2012 are the same as GAAP results.

Global Wealth Management

Three Months Ended Nine Months Ended

($ in thousands) 9/30/13 9/30/12% Change 6/30/13% Change 9/30/13 9/30/12% Change

Commissions $ 99,427 $ 89,390 11.2% $ 104,576(4.9%) $ 306,089 $ 268,827 13.9%

Principal transactions 58,658 58,027 1.1% 56,313 4.2% 171,278 171,466 (0.1%)

Asset management & service fees 76,667 62,871 21.9% 75,976 0.9% 221,577 188,626 17.5%

Net interest 27,665 22,277 24.2% 24,505 12.9% 73,657 58,146 26.7%

Investment banking 9,394 13,315 (29.4%) 15,334 (38.7%) 35,832 34,101 5.1%

Other income 2,858 5,034 (43.2%) 6,013 (52.5%) 15,911 16,656 (4.5%)

Net revenues 274,669 250,914 9.5% 282,717 (2.8%) 824,344 737,822 11.7%

Compensation and benefits 159,949 146,452 9.2% 163,156 (2.0%) 480,701 430,432 11.7%

Non-comp operating expenses 42,592 36,442 16.9% 40,637 4.8% 123,092 109,457 12.5%

Total non-interest expenses 202,541 182,894 10.7% 203,793 (0.6%) 603,793 539,889 11.8%

Income before income taxes $ 72,128 $ 68,020 5.9% $ 78,924(8.6%) $ 220,551 $ 197,933 11.4%

Ratios to net revenues :

Compensation and benefits 58.2% 58.4% 57.7% 58.3% 58.3%

Non-comp operating expenses 15.5% 14.5% 14.4% 14.9% 14.9%

Income before income taxes 26.3% 27.1% 27.9% 26.8% 26.8%

Retail Brokerage Branches

2005 Branches

Current Branches

316 Branches

92 Branches

644 Financial Advisors

2,075 Financial Advisors

Stifel Bank & Trust

(an operating unit of GWM)

As of As of

9/30/13 9/30/12% Change 6/30/13% Change

Assets $ 4,547,071 $ 3,228,021 40.9 $ 4,306,447 5.6

Investment securities 2,949,080 2,133,494 38.2 2,956,073 (0.2)

Retained loans, net 1,061,313 746,120 42.2 983,788 7.9

Loans held for sale 75,440 209,358 (64.0) 152,246 (50.4)

Deposits 4,228,405 2,923,671 44.6 4,007,050 5.5

Allowance for loan losses $ 13,233 $ 6,394 107.0 $ 10,919 21.2

Allowance as a percentage of loans 1.23% 0.85% 1.10%

Non-performing loans $ 14,759 $ 1,670 783.8 $ 1,042 1,316.4

Other non-performing assets- 449 (100.0) 173 (100.0)

Non-performing assets $ 14,759 $ 2,119 596.5 $ 1,436 927.8

Non-performing assets as a percentage of

total assets 0.32% 0.07% 0.03%

16`

Institutional Group

Three Months Ended Nine Months Ended

($ in thousands) 9/30/13 9/30/12 % Change 6/30/13 % Change 9/30/13 9/30/12 % Change

Net revenues $ 205,132 $ 164,611 24.6% $ 215,443 (4.8%) $ 593,875 $ 443,961 33.8%

Compensation and benefits 119,874 102,148 17.4% 132,396 (9.5%) 359,091 275,159 30.5%

Non -comp operating expenses 50,272 29,262 71.8% 51,965 (3.3%) 140,486 88,993 57.9%

Total non-interest expenses 170,146 131,410 29.5% 184,361 (7.7%) 499,577 364,152 37.2%

Income before income taxes $ 34,986 $ 33,201 5.4% $ 31,082 12.6% $ 94,298 $ 79,809 18.2%

Ratios to net revenues:

Compensation and benefits 58.4% 62.1% 61.5% 60.5% 62.0%

Non -comp operating expenses 24.5% 17.8% 24.1% 23.6% 20.0%

Income before income taxes 17.1% 20.1% 14.4% 15.9% 18.0%

Institutional Group Revenues

Three Months Ended Nine Months Ended

($ in thousands) 9/30/13 9/30/12% Change 6/30/13% Change 9/30/13 9/30/12% Change

Institutional brokerage:

Equity $ 58,677 $ 34,994 67.7% $ 64,245(8.7%) $ 172,187 $ 112,648 52.9%

Fixed income 51,658 45,572 13.4% 40,939 26.2% 138,097 128,586 7.4%

110,335 80,566 36.9% 105,184 4.9% 310,284 241,234 28.6%

Investment Banking:

Capital raising

Equity 30,739 16,357 87.9% 42,258 (27.3%) 96,001 64,780 48.2%

Fixed income 13,531 14,890 (9.1%) 14,173 (4.5%) 43,419 40,469 7.3%

44,270 31,247 41.7% 56,431 (21.6%) 139,420 105,249 32.5%

Advisory fees 39,186 27,180 44.2% 47,705 (17.9%) 113,947 68,902 65.4%

Investment banking 83,456 58,427 42.8% 104,136 (19.9%) 253,367 174,151 45.5%

Other (1) 11,341 25,618(55.7%) 6,123 85.2% 30,224 28,486 6.1%

Total net revenue $ 205,132 $ 164,611 24.6% $ 215,443(4.8%) $ 593,875 $ 443,871 33.8%

(1) Includes net interest and other income.

Financial Condition

Capital Structure

As of September 30, 2013

(in thousands, except ratios)

($ in thousands)

Total Assets $ 8,709,459

Stockholders’ Equity $ 1,994,489

6.70% senior notes, due 2022 $ 175,000

5.375% senior notes, due 2022 150,000

Non-recourse debt, 6.75%, due 2016 32,111

Debentures to Stifel Financial Capital Trusts II, III, & IV 82,500

Total Capitalization $ 2,434,100

Ratios:

Debt to Equity 12.9%

(1)

Leverage Ratio 3.6x

(2)

Equity Capitalization (3) 4.4x

(1) Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts ($82.5m), non-recourse debt ($32.1m) and Senior Notes ($325.0m) divided by stockholders’equity.

(2) Leverage ratio = total assets divided by total capitalization. (3) Equity capitalization = total assets divided by stockholders’equity.

Other Financial Data

As of As of

9/30/13 9/30/12% Change 6/30/13% Change

Total assets (000s):

Stifel Nicolaus & Stifel Financial $ 4,162,388 $ 2,911,509 43.0% $ 4,186,744(0.6%)

Stifel Bank 4,547,071 3,228,021 40.9% 4,306,447 5.6%

Total assets $ 8,709,459 $ 6,139,530 41.9% $ 8,493,191 2.5%

Total shareholders’ equity (000s):

Stifel Nicolaus & Stifel Financial $ 1,701,158 $ 1,176,935 44.5% $ 1,613,003 5.5%

Stifel Bank 293,331 250,189 17.2% 284,987 2.9%

Total shareholders’ equity $ 1,994,489 $ 1,427,124 39.8% $ 1,897,990 5.1%

Leverage ratio:

Stifel Nicolaus & Stifel Financial 1.9 2.0 (4.2%) 2.0 (3.6%)

Stifel Bank 15.5 12.9 20.0% 15.1 2.6%

Total leverage ratio 3.6 3.6 (1.8%) 3.6 (0.4%)

(1)

Financial advisors 2,075 2,042 1.6% 2,069 0.3%

Full-time associates 5,780 5,266 9.8% 5,759 0.4%

Locations 355 338 5.0% 357 (0.6%)

(2)

Total client assets (000s) $ 153,901,000 $ 136,015,000 13.2% $ 150,628,000 2.2%

(1) Includes 145, 154 and 145 independent contractors as of September 30, 2013, September 30, 2012 and June 30, 2013.

(2) Includes money-market and FDIC-insured balances. Prior period amounts have been adjusted to conform to the current period presentation.

Recent Merger Updates

Recent Merger Updates

KBW

- We announced KBW transaction November 5, 2012 and closed February 15, 2013.
- Integration has gone very well.
- YTD advisory success: #1 by number of bank mergers [1] #1 by number of Insurance mergers [2] #2 by number of FIG mergers [1] #3 by bank deal value [1]
- Seeing increased market share in common equity FIG deals and equity trading volumes.
- Achieved superior recognition in independent research, sales and trading rankings.
- Successful conference pattern with a number attracting record levels of attendees

---

Knight Fixed Income

- Knight Fixed Income transaction closed on July 1, 2013. Welcomed approximately 90 professionals to the firm. 3Q revenues in line with our expectations.
- Sales and trading integration has gone very well and complimenting existing Stifel capabilities.
- Investment grade, high yield, and loan trading focus.
- Primarily located in London, Greenwich and New York.

Miller Buckfire A Stifel Company

- Miller Buckfire transaction was completed December 31, 2012.
- Transaction has already resulted in nine completed or ongoing transactions. A number of these were won by leveraging/including other capabilities across Stifel.
- Won assignments on a number of high profile advisory engagements including the City of Detroit, Lehman Brothers, UniTek, Furniture Brands, Excel Maritime, and OnCor.

STIFEL

M&A Statistics Source: SNL Financial

(1) Includes transactions announced since 1/1/2013; Data as of 10/21/2013

(2) Includes transactions announced since 1/1/2005; Data as of 10/29/2013

23

Recent Merger Updates

Previously announced acquisition of Acacia Federal Savings Bank ($525mm in assets) by Stifel Bank & Trust closed on October 31, 2013 at an attractive discount to tangible book value.

Expect significant synergies in connection with single branch closing in 1Q2104 Immediately accretive to Stifel Financial tangible book value/share.

Expected to add $10 million to core earnings for the next few years. Consistent with asset generation strategy within the bank.

Announced acquisition of Ziegler Lotsoff Capital Management (ZLCM) October 16th Chicago and Milwaukee based asset management company that currently manages $4.3 billion in assets.

ZLCM management team brings additional experience and capabilities to Stifel’s existing Asset Management efforts Opportunity to bring other Stifel Asset Management capabilities under one umbrella. Total AUM of combined entities will exceed $9 billion.

Expected closing 11/30/2013

Outlook

Q&A